DFA Intermediate-Term Municipal

Bond Portfolio

SHARE CLASS (TICKER): INSTITUTIONAL CLASS (DFTIX)

Summary Prospectus

July 21, 2015

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information (SAI) and most recent reports to shareholders, when available, online at http://us.dimensional.com/other/prospectuses. You can also get this information at no cost by calling collect to (512) 306-7400 or by sending an e-mail request to document_requests@dimensional.com. The Portfolio’s Prospectus and SAI, both dated February 28, 2015, as may be supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the DFA Intermediate-Term Municipal Bond Portfolio (the “Intermediate-Term Municipal Bond Portfolio”) is to seek to provide current income that is exempt from federal personal income tax.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy and hold shares of the Intermediate-Term Municipal Bond Portfolio.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each

year as a percentage of the value of your investment)

Management Fee	0.20%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.24%
Fee Waiver and/or Expense Reimbursement*	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.23%

*	The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Intermediate-Term Municipal Bond Portfolio. The Fee Waiver and Expense Assumption Agreement for the Intermediate-Term Municipal Bond Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Intermediate-Term Municipal Bond Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$24	$76	$134	$305

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PORTFOLIO TURNOVER

The Intermediate-Term Municipal Bond Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Intermediate-Term Municipal Bond Portfolio’s portfolio turnover rate was 4% of the average value of its investment portfolio.

Principal Investment Strategies

The Intermediate-Term Municipal Bond Portfolio seeks its investment objective by investing primarily in a universe of investment grade municipal securities, the interest on which is exempt from regular federal income tax. Municipal securities include bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. The interest on the municipal securities purchased by the Portfolio, in the opinion of bond counsel for the issuers, is exempt from federal income tax (i.e., excludable from gross income for individuals for federal income tax purposes but not necessarily exempt from state or local taxes). As a fundamental investment policy, under normal market conditions, the Portfolio will invest at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax. The Portfolio does not currently intend to invest its assets in securities whose interest is subject to the federal alternative minimum tax.

Generally, the Intermediate-Term Municipal Bond Portfolio will acquire obligations that mature more than three years from the date of settlement. Under normal circumstances, the Portfolio will maintain a dollar-weighted average portfolio maturity of more than three years but less than ten years. If a security has been redeemed by the issuer at a date prior to the stated final maturity date for the purposes of the above maturity restriction, the early redemption date shall be considered the maturity date regardless of the stated final maturity.

At least 75% of the assets of the Intermediate-Term Municipal Bond Portfolio will be invested in municipal securities that, at the time of purchase, are rated in the top three credit-rating categories (e.g., Aaa, Aa and A for Moody’s Investor’s Service, Inc. (“Moody’s”) or AAA, AA and A for Standard & Poor’s Rating Group (“S&P”) or AAA, AA and A for Fitch Ratings Ltd. (“Fitch”)). No more than 25% of the Portfolio’s assets will be invested in municipal securities that, at the time of purchase, are rated in the lowest quarter of the investment grade spectrum (i.e., rated Baa3 to Baa1 (by Moody’s) or BBB- to BBB+ (by S&P or Fitch)), or that are unrated but have been determined by Dimensional Fund Advisors LP (the “Advisor”) to be of comparable quality. The fixed income securities in which the Intermediate-Term Municipal Bond Portfolio invests are considered investment grade at the time of purchase.

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The Intermediate-Term Municipal Bond Portfolio may (1) purchase certain municipal securities that are insured, (2) invest in municipal securities secured by mortgages on single-family homes and multi-family projects, (3) invest in pre-refunded municipal securities, (4) purchase tax-exempt municipal securities on a “when-issued” basis, and (5) use bond (interest rate) futures and options contracts, credit default swaps, interest rate swaps and other types of derivatives to hedge against changes in interest rates. The Portfolio may also use derivatives, such as futures contracts and options on futures contracts, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio does not intend to use derivatives for purposes of speculation or leveraging investment returns.

Principal Risks

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, political, and issuer-specific events will cause the value of securities, and the Intermediate-Term Municipal Bond Portfolio that owns them, to rise or fall. Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security, including a governmental entity, may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the Intermediate-Term Municipal Bond Portfolio’s performance. The ability of a municipal securities issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer.

Income Risk: Income risk is the risk that falling interest rates will cause the Intermediate-Term Municipal Bond Portfolio’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Tax Liability Risk: Tax liability risk is the risk that distributions by the Intermediate-Term Municipal Bond Portfolio become taxable to shareholders due to noncompliant conduct by a municipal bond issuer, unfavorable changes in federal or state tax laws, or adverse interpretations of tax laws by the Internal Revenue Service or state tax authorities or other factors. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting, shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore, the value of the Portfolio’s shares, to decline.

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Derivatives Risk: Derivatives are instruments, such as futures contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. When the Intermediate-Term Municipal Bond Portfolio uses derivatives, the Portfolio will be directly exposed to the risks of those derivatives. Derivative securities are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested. Additionally, payments made or received by the Intermediate-Term Municipal Bond Portfolio under such derivatives may increase the amount of distributions taxable to you as ordinary income, increase or decrease the amount of capital gain distributions to you and/or decrease the amount available for distribution to you as exempt-interest dividends.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that the Intermediate-Term Municipal Bond Portfolio holds illiquid investments, the Portfolio’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by the Intermediate-Term Municipal Bond Portfolio due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the Intermediate-Term Municipal Bond Portfolio will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Liquidity risk can be more pronounced in periods of market turmoil.

Cyber Security Risk: The Intermediate-Term Municipal Bond Portfolio’s and its service providers’ use of internet, technology and information systems may expose the Portfolio to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Portfolio and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Intermediate-Term Municipal Bond Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized one

DFA Intermediate-Term Municipal Bond Portfolio Summary Prospectus    5

year and since inception returns, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting http://us.dimensional.com.

The after-tax returns presented in the table for the Intermediate-Term Municipal Bond Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DFA Intermediate-Term Municipal Bond Portfolio

Highest Quarter: January 2013–December 2014	(1/14–3/14)	1.96
Lowest Quarter: January 2013–December 2014	(4/13–6/13)	-2.96

Annualized Returns (%)

Periods ending December 31, 2014

	1 YEAR	SINCE 3/1/2012 INCEPTION
DFA Intermediate-Term Municipal Bond Portfolio
Return Before Taxes	5.49%	1.57%
Return After Taxes on Distributions	5.49%	1.57%
Return After Taxes on Distributions and Sale of Portfolio Shares	3.82%	1.50%
S&P Intermediate Term National AMT-Free Municipal Bond Index (reflects no deduction for fees, expenses, or taxes on sales)	6.43%	2.60%

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Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Intermediate-Term Municipal Bond Portfolio. The following individuals are responsible for coordinating the day-to-day management of the Intermediate-Term Municipal Bond Portfolio:

•	David A. Plecha, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 1989.

•	Joseph F. Kolerich, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 2001.

•	Travis A. Meldau, Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 2011.

Purchase And Redemption Of Fund Shares

Investors may purchase or redeem shares of the Intermediate-Term Municipal Bond Portfolio on each day that the NYSE is open for business, regardless of whether the Federal Reserve System is closed, by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The distributions you receive from the Intermediate-Term Municipal Bond Portfolio primarily are exempt from regular federal income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes. The Portfolio may also make distributions that generally are taxable to you as ordinary income or capital gains.

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Dimensional Fund Advisors LP 6300 Bee Caves Road, Building One Austin, TX 78746 (512) 306-7400 RRD072115-DFTIX 00149057